--------------------------------------------------------------------------------
                                  SMITH BARNEY
                             APPRECIATION FUND INC.
--------------------------------------------------------------------------------
               CLASSIC SERIES | ANNUAL REPORT | DECEMBER 31, 2000








                             [LOGO OF SMITH BARNEY]


--------------------------------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

HERSH COHEN
PORTFOLIO MANAGER

[PHOTO]

Classic Series

Annual Report . December 31, 2000

SMITH BARNEY
APPRECIATION FUND INC.

--------------------------------------------------------------------------------
HERSH COHEN
--------------------------------------------------------------------------------

Hersh Cohen has more than 31 years of securities business experience.

Education: BA from Case Western Reserve University; Ph.D. in Psychology from Tufts University

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks long-term capital appreciation of shareholders' capital by investing primarily in equity securities of U.S. companies. The Fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
March 10, 1970

MANAGER'S INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
31 Years

MANAGER TENURE
--------------------------------------------------------------------------------
21 Years

SYMBOLS                                    CLASS A        CLASS B        CLASS L
--------------------------------------------------------------------------------
NASDAQ                                       SHAPX          SAPBX          SAPCX
--------------------------------------------------------------------------------
INCEPTION                                  3/10/70        11/6/92         2/4/93
--------------------------------------------------------------------------------

Average Annual Total Returns as of December 31, 2000

                                                  Without Sales Charges(1)
                                             Class A       Class B      Class L
--------------------------------------------------------------------------------
One-Year                                       0.73%       (0.12)%      (0.07)%
--------------------------------------------------------------------------------
Five-Year                                     16.03        15.10        15.11
--------------------------------------------------------------------------------
Ten-Year                                      14.68          N/A          N/A
--------------------------------------------------------------------------------
Since Inception+                              12.49        13.62        13.18
--------------------------------------------------------------------------------

                                                      With Sales Charges(2)
                                             Class A       Class B      Class L
--------------------------------------------------------------------------------
One-Year                                     (4.32)%       (4.74)%      (1.99)%
--------------------------------------------------------------------------------
Five-Year                                    14.84         14.99        14.88
--------------------------------------------------------------------------------
Ten-Year                                     14.09           N/A          N/A
--------------------------------------------------------------------------------
Since Inception+                             12.31         13.62        13.04
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are March 10, 1970, November 6, 1992 and February 4, 1993, respectively.

--------------------------------------------------------------------------------

What's Inside

Your Investment in the Smith Barney
     Appreciation Fund Inc. ...................................................1
A Message from the Chairman ...................................................2
Fund at a Glance ..............................................................3
Letter from the Portfolio Manager .............................................4
Historical Performance ........................................................8
Growth of $10,000 ............................................................11
Schedule of Investments ......................................................12
Statement of Assets and Liabilities ..........................................16
Statement of Operations ......................................................17
Statements of Changes in Net Assets ..........................................18
Notes to Financial Statements ................................................19
Financial Highlights .........................................................24
Tax Information ..............................................................27
Independent Auditors' Report .................................................28

[LOGO OF SMITH BARNEY]

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Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             YOUR INVESTMENT IN THE
                       SMITH BARNEY APPRECIATION FUND INC.
--------------------------------------------------------------------------------

A Proven and Prudent Approach to Growth Investing
Ably guided for more than 30 years by Wall Street veteran Harry "Hersh" Cohen, the Appreciation Fund is a core growth portfolio designed to capture the upside potential of stocks with potentially less downside risk.

Timely Investment Opportunities
The expansion of telecommunications has impacted the world. For Hersh Cohen, this expansion represents a unique opportunity. His classic approach to growth potentially allows him to identify industry leaders, while maintaining a relatively conservative portfolio with the potential for competitive returns.

A Prudent Strategy
Hersh Cohen carefully looks at companies with relatively low price-to-earnings ("P/E") ratios1 and strong earnings growth forecasts. He knows that to make money, you have to invest it, not chase it.

A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, SSB Citi Asset Management Group ("SSB Citi") unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

At SSB Citi, you have access to blue-chip management delivered professionally.We are proud to offer you, the serious investor, a variety of managed solutions.

Experience, insight, judgement

Search for undervalued assets,
committed management, strong balance
sheets, industry leaders

Stock-by-stock evaluation

Theme-based investigation of
opportunities

1    The P/E ratio is the price of a stock divided by its earnings per share.

   1 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                           A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The year 2000 began on a strong note, as investor appetite for "New Economy"1 stocks drove a sharp rally across global markets. Fears about Year 2000 technology disruptions were quickly dispelled and consumer confidence ran high.

The favorable environment began to change, however, when trends that had been overlooked in late 1999 began to take effect, such as increasing interest rates and the euro's persistent weakness against the U.S. dollar. The combination of these factors resulted in a sharp decline in stock prices later in the year, especially in the technology sector. Moreover, market volatility was high as investors grappled with the pronounced correction in many speculative stocks.

Portfolio manager Hersh Cohen and his investment team seek to invest in what they deem to be high-quality growth stocks with dominant market portions, global franchises, seasoned and respected management teams, and strong and improving balance sheets. Around this core, they look for special situations such as a restructuring candidate or an undervalued company that is more dependent on economic cycles.

                                    [PHOTO]
                                    HEATH B. MCLENDON
                                    CHAIRMAN

As the global economy becomes more balanced and the U.S. markets are marked by higher volatility and continued corporate earnings pressure, it has become more important than ever to choose an investment manager you trust.

When you invest with SSB Citi Asset Management Group ("SSB Citi"), you are backed by the experience and resources of one of the world's largest and most well-respected financial institutions.

Sincerely,

/s/HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 9, 2001

-------------------
1 The New Economy represents those companies in the technology, telecommunications and Internet sectors.



   2 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
          Smith Barney Appreciation Fund Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

     1. Berkshire Hathaway Inc., Class A Shares ............................7.1%

     2. Exxon Mobil Corp. ..................................................3.8

     3. General Electric Co. ...............................................3.5

     4. American International Group, Inc. .................................3.3

     5. Pfizer Inc. ........................................................3.0

     6. Kimberly-Clark Corp. ...............................................2.2

     7. Microsoft Corp. ....................................................2.1

     8. Tyco International Ltd. ............................................2.1

     9. Minnesota Mining & Manufacturing Co. ...............................1.9

    10. Household International ............................................1.9

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

 3.7%     Banking
 8.2%     Broadcasting, Entertainment & Leisure
 3.8%     Consumer Products
17.1%     Diversified/Conglomerate
 4.5%     Financial Services
10.9%     Health Care/Drugs/Hospital Supplies
 4.5%     Insurance
 5.6%     Oil - International
13.0%     Technology
 5.1%     Telephone/Communications
23.6%     Other

*    These holdings are as of December 31, 2000 and are subject to change.
+    As a percentage of total common stock.
++   As a percentage of total investments.

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

17.5%     Repurchase Agreements
82.5%     Common Stock

   3 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to present the annual report for the Smith Barney Appreciation Fund Inc. ("Fund") for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Update

For the year ended December 31, 2000, the Fund's Class A shares, without and with sales charges, returned 0.73% and a negative 4.32%, respectively. In comparison, the Standard & Poor's 500 Index ("S&P 500")1 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

Market Overview and Portfolio Update

We begin this letter with a quote from our annual report of two years ago: "As we have indicated for two decades, we attempt to walk a fine line in the Fund between taking on the inherent risk of owning stocks to achieve capital gains and the desire to avoid debilitating losses during periods of market weakness."

--------------------------------------------------------------------------------
                         WE BELIEVE THAT TO MAKE MONEY,
                      YOU HAVE TO INVEST IT, NOT CHASE IT.
--------------------------------------------------------------------------------

By just about any measure, the year 2000 was a difficult one for stocks, with the S&P 500 declining by 9.10%, and the Nasdaq Composite Index2 declining 39.29%. However, consistent with our 22-year management record, we are pleased to report that we avoided losses for our shareholders. For the year, the Fund's Class A share eked out a gain of 0.73%. We strongly believe that preserving capital in difficult periods makes the objective of achieving long-term capital appreciation much more attainable. (Past performance is not indicative of future results.)

Volumes of words may be written about the stock market in the year 2000. But we can sum up the net results in one word: overvaluation. For all the explanations that may emanate, the most compelling story in our view, is that the mania of late 1999 carried into February 2000 and left the stock market vulnerable to a resounding drop.

In last year's annual shareholder report and throughout 2000, we believed that it was a matter of when, not if, the technology stock bubble would break. We also said that the outcome for the overall market would then be a function of whether the drop in technology stocks would spread to the rest of the list, causing a massive bear market, or whether money might then flow into other better-valued companies. The jury was still out as we moved into the fourth quarter of 2000. The life had been sucked out of many stocks of basic industry companies, and financial stocks were also neglected. Finally, as some of the complacency surrounding technology began to dissipate, money did indeed begin to flow into some previously neglected stocks. So while the popular market averages were all down for the year, an overall bear market did not develop.

Unlike previous periods, such as the 1930s and the 1970s, when speculative excesses led to market collapses and large withdrawals of investor participation, thus far at least, investors are staying in stocks. Though Nasdaq suffered a devastating collapse, for which the year 2000 may well be remembered, people who began to place their faith in stocks over the past several years have either ridden out the decline in technology stocks, nursing their wounds, or switched to more conservative holdings.

-------------------
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in a index.

   4 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

Among the lessons that recent market participants we think either learned or were reminded of during the period were:

 .    Diversification can be better than betting the ranch on any one kind of investment;
 .    Cash is not always trash;
 .    Valuations do matter; and
 .    The belief that "this time is different" is still the most dangerous phrase in stock market lingo.

Looking ahead, in our opinion, the major determinant for the market in the coming year may be whether the economy slips into a recession, defined as two quarters of declines in Gross Domestic Product ("GDP")3, or whether the "soft landing" (i.e., slower growth but no recession) predicted here six months ago is the outcome.

--------------------------------------------------------------------------------
                      OUR GOAL IS TO TRY AND MAKE SURE OUR
                    SHAREHOLDERS PARTICIPATE IN THIS TIME OF
                      PROSPERITY IN A MANNER CALCULATED TO
                     BALANCE RISK AGAINST POTENTIAL RETURNS.
--------------------------------------------------------------------------------

At this time, it is impossible to say, but unfortunately, the odds of a recession have increased in the past two months, as the positive wealth effect from the 1999 stock market has turned negative, affecting many areas of the economy that have great multiplier effects, such as housing, autos and consumer spending. Energy costs have begun to act like a tax increase. Confidence has declined, and it remains to be seen if monetary easing by the Federal Reserve Board ("Fed")4, a virtual certainty over the next month, is enough to overcome the malaise that has set in.

In our opinion, hammered technology stocks should have a relief rally early in 2001, but valuations are still high, despite the 50% decline in the market averages. Industrial stocks, so inexpensive just a few months ago, have rallied nicely, and are now at a point where they need evidence of no recession to advance further. Many financial stocks have also lifted, based on expectations of lower interest rates, and might have already priced in a best-case scenario. Many healthcare stocks have rallied vigorously, as the threat of price-controls evaporated, and the valuations on drug stocks remained stretched. In our opinion, energy stocks, where skepticism abounds about the sustainability of high oil prices, may have room to go higher.

Another factor that the markets must contend with are the new financial disclosure rules that make every corporate earnings announcement either a potential land mine or gold mine. Positive or negative earnings surprises are being greeted with huge moves in stock prices, and it appears that each quarter may be disconnected from the previous one. Therefore, stock market volatility, already so high, is likely to increase. Trading seems to be replacing investing. We will know we have seen the end of the recent market turmoil when earnings surprises of small magnitude are met with yawns instead of quantum moves.

During 2000, the Fund was able to post a small gain for a variety of reasons. First, while some of our long-standing technology positions did indeed decline, we had a far lower exposure to the technology sector than its representation in the major averages. Only about 10% to 12% of the Fund was invested in the expensive technology sector compared to 30% to 35% in the S&P 500.

-------------------
3 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

4 After the reporting period, on January 3, 2001 and January 31, 2001, the Fed cut interest rates by one-half point for a total of one percentage point.


   5 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

Second, we stuck with, and added to our positions in our largest holding, Berkshire Hathaway Inc., which had been branded as an "Old Economy" stock a year ago.

We continue to believe that Berkshire Hathaway Inc. is undervalued. Its insurance business is beginning to turn more positive, and legendary investor Warren Buffett is finding some opportunities for Berkshire Hathaway's cash horde as stock prices come down.

--------------------------------------------------------------------------------
                     WE REMAIN DISCIPLINED IN OUR INVESTMENT
                    APPROACH IN TIMES OF MARKET VOLATILITY.
--------------------------------------------------------------------------------

Third, several industrial companies, such as Minnesota Mining and Manufacturing Co., International Paper Co., Dow Chemical Co., and PPG Industries, Inc., turned around in the fourth quarter of 2000, after being neglected for most of the year. A few, such as Delphi Automotive Systems Corp., Solutia Inc. and Johnson Controls remain overlooked, but seemed washed out.

The stock that most negatively impacted the Fund's performance during the period was Lucent Technology Inc., a former winner that suffered several earnings disappointments during the year. Managing money has always been a humbling business, and Lucent Technologies' major drop serves as a painful reminder of how even an experienced manager can be misled or too slow to perceive a rapidly changing situation.

While the markets continue to work off the extremes of the past few years, we will continue to look for first-rate companies that seem mispriced, and plan to stick with our time-tested investment disciplines. We believe 2001 could turn out to be a much better year than the one just past, if the economy merely slows, instead of declining, allowing earnings to advance. Clearly, the excessive optimism of a year ago has been washed away, and the complacency of the summer has turned to anxiety. The second half 2001 could turn the stock market into a more hospitable environment, because it is only when stocks have been heavily liquidated that bargains become available.

As the end of 2000 approached, we tried to focus on finding stocks with what we deem to be good long-term fundamentals that had been badly battered, and for the first time in years, we increased our exposure to the technology sector. We added Microsoft Corp. and initiated several smaller positions in some technology leaders that had been crushed. However, as mentioned earlier, it remains difficult to find enough bargains to spend all of the Fund's cash position. But as the year progresses, we anticipate putting more of the Fund's cash position to work.

Thank you for your investment in the Smith Barney Appreciation Fund Inc.

Sincerely,

/s/ HARRY COHEN

Harry "Hersh" D. Cohen
Vice President and
Investment Officer

January 9, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2000 and is subject to change.

   6 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

                                                                     HERSH COHEN
                                                               PORTFOLIO MANAGER

                                    [PHOTO]

--------------------------------------------------------------------------------

           EVERY LARGE CAP INVESTOR SHOULD CONSIDER HAVING TWO THINGS.

                                DISCIPLINE IN THE
                                     MARKET

                         AND HERSH COHEN'S PHONE NUMBER.

--------------------------------------------------------------------------------

31 years in the market should tell you one thing about Hersh Cohen: the man has made money. There are many explanations how, but discipline tops the list. Decades before words like "IPO" and "day trading" became popular, Hersh knew to make money you had to invest it, not chase it. Even today as "hot stocks" abound, Hersh looks for value. His advice: know the company's management and product, or prepare to get burned. Words of wisdom dispensed daily.

To learn more about the Smith Barney Appreciation Fund and Hersh Cohen's investment philosophy, call us at 1-888-SERIOUS, ext. 1733 or visit www.smithbarney.com/mutualfunds for a free prospectus. The prospectus contains more complete information, including fees and expenses. Please read it carefully before you invest or send money.

            Your Serious Money. Professionally Managed./SM/
                                             [LOGO OF SMITH BARNEY MUTUAL FUNDS]

     CALL 1-888-SERIOUS, EXT. 1733 OR VISIT WWW.SMITHBARNEY.COM/MUTUAL FUNDS

(C)2000 Salomon Smith Barney Inc. Member NASD, SIPC.
Your Serious Money. Professionally Managed./sm/ is a service mark of Salomon Smith Barney Inc.

   7 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                                -------------------
                                Beginning     End       Income        Capital Gain          Total
Year Ended                       of Year    of Year    Dividends      Distributions       Returns/(1)/
=========================================================================================================
12/31/00                         $15.73     $14.55       $0.15            $1.15              0.73%
12/31/99                          15.31      15.73        0.14             1.67             15.08
12/31/98                          13.92      15.31        0.18             1.23             20.45
12/31/97                          12.85      13.92        0.20             2.09             26.29
12/31/96                          11.90      12.85        0.19             1.14             19.25
12/31/95                          10.15      11.90        0.20             1.00             29.26
12/31/94                          11.01      10.15        0.18             0.60             (0.77)
12/31/93                          10.66      11.01        0.16             0.36              8.13
12/31/92                          10.26      10.66        0.15             0.09              6.29
12/31/91                           8.30      10.26        0.20             0.07             26.94
=========================================================================================================
  Total                                                  $1.75            $9.40
=========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                                -------------------
                                Beginning     End       Income        Capital Gain          Total
Year Ended                      of Year     of Year    Dividends      Distributions       Returns/(1)/
=========================================================================================================
12/31/00                         $15.66     $14.47       $0.03            $1.15             (0.12)%
12/31/99                          15.26      15.66        0.02             1.67             14.19
12/31/98                          13.88      15.26        0.06             1.23             19.52
12/31/97                          12.81      13.88        0.06             2.09             25.31
12/31/96                          11.88      12.81        0.09             1.14             18.29
12/31/95                          10.14      11.88        0.11             1.00             28.29
12/31/94                          11.00      10.14        0.10             0.60             (1.53)
12/31/93                          10.65      11.00        0.08             0.36              7.38
Inception* -- 12/31/92            10.55      10.65        0.16             0.09              3.28+
=========================================================================================================
  Total                                                  $0.71            $9.33
=========================================================================================================

   8 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                                -------------------
                                Beginning     End       Income        Capital Gain          Total
Year Ended                       of Year    of Year    Dividends      Distributions       Returns/(1)/
=========================================================================================================
12/31/00                        $15.65          $14.47     $0.03         $1.15               (0.07)%
12/31/99                         15.26           15.65      0.02          1.67               14.12
12/31/98                         13.88           15.26      0.06          1.23               19.52
12/31/97                         12.81           13.88      0.06          2.09               25.31
12/31/96                         11.88           12.81      0.10          1.14               18.34
12/31/95                         10.14           11.88      0.11          1.00               28.29
12/31/94                         11.00           10.14      0.11          0.60               (1.41)
Inception* -- 12/31/93           10.99           11.00      0.08          0.36                4.09+
Total                                                      $0.57         $9.24

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                                -------------------
                                Beginning     End       Income        Capital Gain          Total
Year Ended                       of Year    of Year    Dividends      Distributions       Returns/(1)/
=========================================================================================================
12/31/00                         $15.69     $14.52       $0.20            $1.15              1.07%
12/31/99                          15.28      15.69        0.20             1.67             15.40
12/31/98                          13.93      15.28        0.29             1.23             20.93
12/31/97                          12.86      13.93        0.25             2.09             26.70
Inception* -- 12/31/96            12.10      12.86        0.22             1.14             17.65+
=========================================================================================================
  Total                                                  $1.16            $7.28
=========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                                 Net AssetValue
                                -------------------
                                Beginning     End       Income        Capital Gain          Total
Year Ended                       of Year    of Year    Dividends      Distributions       Returns/(1)/
=========================================================================================================
12/31/00                         $15.71     $14.54       $0.20            $1.15              1.07%
12/31/99                          15.29      15.71        0.20             1.67             15.46
12/31/98                          13.94      15.29        0.29             1.23             20.91
12/31/97                          12.87      13.94        0.26             2.09             26.72
12/31/96                          11.91      12.87        0.23             1.14             19.66
12/31/95                          10.16      11.91        0.23             1.00             29.52
12/31/94                          11.02      10.16        0.22             0.60             (0.41)
12/31/93                          10.66      11.02        0.18             0.36              8.47
Inception* -- 12/31/92            10.55      10.66        0.16             0.09              3.38+
=========================================================================================================
  Total                                                  $1.97            $9.33
=========================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

   9 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                 Without Sales Charges(1)
                                  ---------------------------------------------------------
                                  Class A    Class B     Class L      Class Y       Class Z
=================================================================================================
Year Ended 12/31/00                0.73%     (0.12)%     (0.07)%       1.07%          1.07%
Five Years Ended 12/31/00         16.03      15.10       15.11          N/A          16.43
Ten Years Ended 12/31/00          14.68        N/A         N/A          N/A            N/A
Inception* through 12/31/00       12.49      13.62       13.18        16.30          14.87
=================================================================================================

                                                   With Sales Charges(2)
                                  ---------------------------------------------------------
                                  Class A    Class B     Class L      Class Y       Class Z
=================================================================================================
Year Ended 12/31/00               (4.32)%    (4.74)%     (1.99)%           1.07%      1.07%
Five Years Ended 12/31/00         14.84      14.99       14.88              N/A      16.43
Ten Years Ended 12/31/00          14.09        N/A         N/A              N/A        N/A
Inception* through 12/31/00       12.31      13.62       13.04            16.30      14.87
=================================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                                      Without Sales Charges(1)
================================================================================
Class A (12/31/90 through 12/31/00)                              293.48%
Class A (Inception* through 12/31/00)                          3,659.55
Class B (Inception* through 12/31/00)                            183.08
Class L (Inception* through 12/31/00)                            166.09
Class Y (Inception* through 12/31/00)                            110.24
Class Z (Inception* through 12/31/00)                            209.48
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* The inception dates for Class A, B, L, Y and Z shares are March 10, 1970, November 6, 1992, February 4, 1993, January 30, 1996 and November 6,
     1992, respectively.

   10 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Appreciation Fund Inc. vs. the Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                                     [GRAPH]
                              [PLOT POINTS TO COME]

+ Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1990, assuming deduction of the maximum 5.00% sales charge and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2000. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

   11 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 2000
--------------------------------------------------------------------------------

     SHARES                            SECURITY                        VALUE
--------------------------------------------------------------------------------
COMMON STOCK-- 82.5%
Auto: Parts & Accessories -- 0.7%
      3,000,000     Delphi Automotive Systems Corp.                $ 33,750,000
--------------------------------------------------------------------------------
Banking -- 3.0%
      1,500,000     Bank One Corp.+                                  54,937,500
        200,000     First Virginia Banks, Inc.                        9,600,000
        400,000     Washington Mutual, Inc.+                         21,225,000
      1,200,000     Wells Fargo & Co.                                66,825,000
--------------------------------------------------------------------------------
                                                                    152,587,500
--------------------------------------------------------------------------------
Basic Materials -- 1.4%
      1,000,000     Alcoa Inc.                                       33,500,000
      1,700,000     Barrick Gold Corp.+                              27,846,000
      1,000,000     Placer Dome Inc.                                  9,625,000
--------------------------------------------------------------------------------
                                                                     70,971,000
--------------------------------------------------------------------------------
Beverage, Food & Tobacco -- 2.7%
      1,700,000     McDonald's Corp.                                 57,800,000
        500,000     PepsiCo Inc.                                     24,781,250
        500,000     Ralston-Ralston Purina Group                     13,062,500
        400,000     Wm. Wrigley Jr., Co.                             38,325,000
--------------------------------------------------------------------------------
                                                                    133,968,750
--------------------------------------------------------------------------------
Broadcasting, Entertainment & Leisure -- 6.7%
      1,200,000     AT&T Corp. - Liberty Media Corp.*                16,275,000
        800,000     Cablevision Systems Corp.+*                      67,950,000
      1,100,000     Comcast Corp.+*                                  45,925,000
        121,275     dick clark productions, inc.*                     1,534,887
      1,000,000     SBS Broadcasting SA+*                            26,187,500
        650,000     Time Warner, Inc.                                33,956,000
      1,750,000     USA Networks, Inc.+*                             34,015,625
      1,200,000     Viacom Inc., Class B Shares+*                    56,100,000
      2,000,000     Walt Disney Co.                                  57,875,000
--------------------------------------------------------------------------------
                                                                    339,819,012
--------------------------------------------------------------------------------
Chemicals -- 2.6%
        800,000     Dow Chemical Corp.+                              29,300,000
        200,000     E.I. du Pont de Nemours & Co.                     9,662,500
      1,500,000     PPG Industries, Inc.                             69,468,750
      1,885,800     Solutia Inc.                                     22,629,600
--------------------------------------------------------------------------------
                                                                    131,060,850
--------------------------------------------------------------------------------
Consumer Products -- 3.1%
      1,400,000     Gillette Co.+                                    50,575,000
      1,300,000     Kimberly-Clark Corp.                             91,897,000
        200,000     The Procter & Gamble Co.+                        15,687,500
--------------------------------------------------------------------------------
                                                                    158,159,500
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

   12 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

     SHARES                            SECURITY                        VALUE
--------------------------------------------------------------------------------
Diversified/Conglomerate -- 14.1%
          4,150     Berkshire Hathaway Inc., Class A Shares*       $294,650,000
      1,800,000     Canadian Pacific Ltd.                            51,412,500
      2,500,000     Cendant Corp.+*                                  24,062,500
      3,000,000     General Electric Co.+                           143,812,500
        300,000     Honeywell International Inc.                     14,193,750
        350,000     Johnson Controls, Inc.+                          18,200,000
        650,000     Minnesota Mining & Manufacturing Co.             78,325,000
      1,550,000     Tyco International Ltd.                          86,025,000
--------------------------------------------------------------------------------
                                                                    710,681,250
--------------------------------------------------------------------------------
Electrical Equipment -- 1.3%
        800,000     Emerson Electric Co.                             63,050,000
--------------------------------------------------------------------------------
Financial Services -- 3.7%
        250,000     Fannie Mae                                       21,687,500
      1,400,000     Household International Inc.                     77,000,000
        150,000     J.P. Morgan Securities Inc.                      24,825,000
        950,000     Merrill Lynch & Co., Inc.+                       64,778,125
--------------------------------------------------------------------------------
                                                                    188,290,625
--------------------------------------------------------------------------------
Health Care/Drugs/Hospital Supplies -- 9.0%
         50,000     Abgenix, Inc.+*                                   2,953,125
        160,000     Affymetrix, Inc.+*                               11,910,000
        500,000     American Home Products Corp.                     31,775,000
        450,000     Amgen Inc.*                                      28,771,875
         50,000     Applera Corp. - Applied Biosystems Group+         4,703,125
        800,000     Bristol-Myers Squibb Co.                         59,150,000
        550,000     Chiron Corp.+*                                   24,475,000
        350,000     Eli Lilly & Co.+                                 32,571,875
        600,000     Johnson & Johnson                                63,037,500
        600,000     Merck & Co., Inc.                                56,175,000
      2,700,000     Pfizer Inc.                                     124,200,000
        200,000     Pharmacia Corp.+                                 12,200,000
        100,000     Versicor, Inc.*                                     862,500
--------------------------------------------------------------------------------
                                                                     452,785,000
--------------------------------------------------------------------------------
Insurance -- 3.7%
        500,000     Allstate Corp.+                                  21,781,250
      1,400,000     American International Group, Inc.              137,987,500
        300,000     Chubb Corp.                                      25,950,000
--------------------------------------------------------------------------------
                                                                    185,718,750
--------------------------------------------------------------------------------
Manufacturing/Building Materials -- 0.9%
      1,400,000     Dal-Tile International Inc.*                     19,862,500
      1,300,000     Pall Corp.                                       27,706,250
--------------------------------------------------------------------------------
                                                                     47,568,750
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

   13 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

     SHARES                            SECURITY                        VALUE
--------------------------------------------------------------------------------
Oil & Gas/Service/Drilling -- 1.6%
      1,500,000     Conoco Inc.                                    $ 42,937,500
        450,000     Schlumberger Ltd.+                               35,971,875
--------------------------------------------------------------------------------
                                                                     78,909,375
--------------------------------------------------------------------------------
Oil - International -- 4.6%
        600,000     BP Amoco PLC                                     28,725,000
      1,800,000     Exxon Mobil Corp.                               156,487,500
        800,000     Royal Dutch Petroleum Co. ADR                    48,450,000
--------------------------------------------------------------------------------
                                                                    233,662,500
--------------------------------------------------------------------------------
Publishing -- 2.7%
        687,000     Dow Jones & Co., Inc.                            38,901,375
        900,000     Gannett Co., Inc.+                               56,756,250
      1,225,000     Meredith Corp.                                   39,429,688
--------------------------------------------------------------------------------
                                                                    135,087,313
--------------------------------------------------------------------------------
Real Estate -- 0.9%
        596,200     Forest City Enterprises, Inc.                    23,371,040
      1,000,000     The St. Joe Corp.                                22,000,000
--------------------------------------------------------------------------------
                                                                     45,371,040
--------------------------------------------------------------------------------
Retail -- 2.0%
        175,000     Costco Wholesale Corp.+*                          6,989,062
        900,000     The Home Depot, Inc.                             41,118,750
      1,000,000     Wal-Mart Stores, Inc.                            53,125,000
--------------------------------------------------------------------------------
                                                                    101,232,812
--------------------------------------------------------------------------------
Technology -- 10.7%
      1,400,000     America Online, Inc.+*                           48,720,000
        200,000     American Power Conversion Corp.*                  2,475,000
         25,000     Broadcom Corp.+*                                  2,112,500
      1,400,000     Cisco Systems, Inc.*                             53,550,000
        150,000     Dell Computer Corp.+*                             2,615,625
        326,295     EChapman.com, Inc.+*                                968,688
        350,000     EMC Corp.                                        23,275,000
      1,150,000     First Data Corp.                                 60,590,625
      1,650,000     Intel Corp.                                      49,912,500
        375,000     International Business Machines Corp.            31,875,000
      1,600,000     Lucent Technologies Inc.                         21,600,000
        835,000     Mettler-Toledo International Inc.*               45,403,125
      2,000,000     Microsoft Corp.*                                 86,750,000
        900,000     Motorola, Inc.                                   18,225,000
        100,000     NVIDIA Corp.+*                                    3,276,562
        195,000     Palm, Inc.*                                       5,520,937
        500,000     Solectron Corp.+*                                16,950,000
        300,000     Sun Microsystems, Inc.*                           8,362,500
        700,000     Texas Instruments Inc.                           33,162,500
         70,000     VERITAS Software Corp.+*                          6,125,000
        300,000     Xilinix, Inc.*                                   13,837,500
        145,000     Yahoo! Inc.+*                                     4,374,922
--------------------------------------------------------------------------------
                                                                    539,682,984
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

   14 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 2000
--------------------------------------------------------------------------------

     SHARES                            SECURITY                        VALUE
--------------------------------------------------------------------------------
Telephone/Communications -- 4.2%
      1,300,000     AT&T Corp.                                     $ 22,506,250
         30,000     Avanex Corp.+*                                    1,786,875
        300,000     Corning Inc.+                                    15,843,750
        350,000     Genuity Inc.*                                     1,771,875
        300,000     JDS Uniphase Corp.+*                             12,506,250
        900,000     Metromedia Fiber Network, Inc.+*                  9,112,500
        400,000     Nortel Networks Corp.+                           12,825,000
      1,600,000     SBC Communications Inc.                          76,400,000
      1,150,000     Verizon Communications Inc.                      57,643,750
--------------------------------------------------------------------------------
                                                                    210,396,250
--------------------------------------------------------------------------------
Transportation -- 1.4%
        510,000     Florida East Coast Industries, Inc.              18,296,250
        231,033     Florida East Coast Industries, Inc.,
                    Class B Shares                                    7,898,441
        725,000     United Parcel Service, Inc.                      42,639,063
--------------------------------------------------------------------------------
                                                                     68,833,754
--------------------------------------------------------------------------------
Utilities -- 0.7%
        198,500     CH Energy Group, Inc.                             8,882,875
        600,000     TXU Corp.+                                       26,587,500
--------------------------------------------------------------------------------
                                                                     35,470,375
--------------------------------------------------------------------------------
Waste Disposal -- 0.8%
      1,500,000     Waste Management, Inc.                           41,625,000
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost -- $2,709,176,240)                      4,158,682,390
================================================================================

      FACE
     AMOUNT                            SECURITY                        VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 17.5%
   $133,542,000     J.P. Morgan Securities Inc., 5.950% due
                       1/2/01; Proceeds at maturity --
                       $133,630,286; (Fully collateralized by U.S.
                       Treasury  Bonds and Notes, 0.000% to 12.750%
                       Bills, due 12/31/00 to 4/15/29; Market
                       value -- $136,212,948)                       133,542,000
    440,429,000     Morgan Stanley Dean Witter & Co., 5.930% due
                       1/2/01; Proceeds at maturity --
                       $440,719,194; (Fully collateralized by U.S.
                       Treasury Bills & Notes, 0.000% to 3.625%
                       due 1/4/01 to 7/15/02; Market value--
                       $449,450,874)                                440,429,000
    307,654,000     Warburg Dillon Read LLC, 6.000% due 1/2/01;
                       Proceeds at maturity -- $307,859,039;
                       (Fully collateralized by U.S. Treasury
                       Notes, 7.875% due 11/15/04; Market value --
                       $313,809,370)                                307,654,000
--------------------------------------------------------------------------------
                    TOTAL REPURCHASE AGREEMENTS
                    (Cost -- $881,625,000)                          881,625,000
================================================================================
                    TOTAL INVESTMENTS-- 100%
                    (Cost -- $3,590,801,240**)                   $5,040,307,390
================================================================================

+    All or a portion of this security is on loan (See Note 7).
*    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

   15 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 2000
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $2,709,176,240)                 $4,158,682,390
  Repurchase agreements, at value (Cost -- $881,625,000)            881,625,000
  Cash                                                                      362
  Collateral for securities on loan (Note 7)                        368,490,654
  Dividends and interest receivable                                   3,881,255
  Receivable for securities sold                                    103,848,780
  Receivable for Fund shares sold                                     4,575,409
--------------------------------------------------------------------------------
  Total Assets                                                    5,521,103,850
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 7)                           368,490,654
  Payable for securities purchased                                   92,846,691
  Payable for Fund shares purchased                                   6,352,988
  Dividend payable                                                    3,141,945
  Investment advisory fees payable                                    1,660,662
  Administration fees payable                                           610,635
  Distribution fees payable                                             296,344
  Payable to broker                                                     225,955
  Accrued expenses                                                    1,046,394
--------------------------------------------------------------------------------
  Total Liabilities                                                 474,672,268
--------------------------------------------------------------------------------
Total Net Assets                                                $ 5,046,431,582
================================================================================
NET ASSETS:
  Par value of capital shares                                   $       347,351
  Capital paid in excess of par value                             3,504,810,083
  Undistributed net investment income                                    37,405
  Accumulated net realized gain on security transactions and
    futures contracts                                                91,730,593
  Net unrealized appreciation of investments                      1,449,506,150
--------------------------------------------------------------------------------
Total Net Assets                                                $ 5,046,431,582
================================================================================
Shares Outstanding:
  Class A                                                           220,701,883
  Class B                                                            90,155,562
  Class L                                                            13,108,798
  Class Y                                                             6,119,780
  Class Z                                                            17,264,841
Net Asset Value:
  Class A (and redemption price)                                         $14.55
  Class B *                                                              $14.47
  Class L **                                                             $14.47
  Class Y (and redemption price)                                         $14.52
  Class Z (and redemption price)                                         $14.54
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value per share)      $15.32
  Class L (net asset value plus 1.01% of net asset value per share)      $14.62
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

   16 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                     $    54,822,899
  Interest                                                           45,889,126
  Less: Foreign withholding tax                                        (385,311)
--------------------------------------------------------------------------------
  Total Investment Income                                           100,326,714
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                         24,595,817
  Investment advisory fees (Note 2)                                  21,551,330
  Administration fees (Note 2)                                        7,925,045
  Shareholder and system servicing fees                               3,771,858
  Shareholder communications                                            579,630
  Registration fees                                                     289,902
  Custody                                                               170,659
  Directors' fees                                                        71,298
  Audit and legal                                                        53,184
  Other                                                                  44,239
--------------------------------------------------------------------------------
  Total Expenses                                                     59,052,962
--------------------------------------------------------------------------------
Net Investment Income                                                41,273,752
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
  Realized Gain From:
     Security transactions (excluding short-term securities)        285,127,982
     Futures contracts                                                4,851,534
--------------------------------------------------------------------------------
  Net Realized Gain                                                 289,979,516
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                            1,760,403,281
     End of year                                                  1,449,506,150
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                          (310,897,131)
--------------------------------------------------------------------------------
Net Loss on Investments and Future Contracts                        (20,917,615)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                          $    20,356,137
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

   17 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                              2000             1999
=======================================================================================================================
OPERATIONS:
  Net investment income                                                               $    41,273,752    $   37,698,990
  Net realized gain                                                                       289,979,516       597,948,936
  Increase (decrease) in net unrealized appreciation                                     (310,897,131)       89,842,578
-----------------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                                   20,356,137       725,490,504
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                   (41,911,453)      (37,014,230)
  Net realized gains                                                                     (386,569,038)     (551,110,949)
-----------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders                              (428,480,491)     (588,125,179)
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                                                      1,760,367,458     1,002,205,348
  Net asset value of shares issued for reinvestment of dividends                          402,217,349       553,845,742
  Cost of shares reacquired                                                            (2,317,025,224)   (1,010,384,825)
-----------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund Share Transactions                         (154,440,417)      545,666,265
-----------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                        (562,564,771)      683,031,590

NET ASSETS:
  Beginning of Year                                                                     5,608,996,353     4,925,964,763
-----------------------------------------------------------------------------------------------------------------------
  End of Year*                                                                        $ 5,046,431,582    $5,608,996,353
=======================================================================================================================
* Includes undistributed net investment income of:                                            $37,405          $675,106
=======================================================================================================================

                       See Notes to Financial Statements.

   18 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Smith Barney Appreciation Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers in the securities; U.S. government and agency obligations are valued at the mean between the closing bid and asked prices on each day; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on the accrual basis;
(g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Investment Advisory Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor of the Fund. The Fund pays SSBC an investment advisory fee calculated at the annual rate of 0.55% on the Fund's average daily net assets up to $250 million; 0.513% on the next $250 million; 0.476% on the next $500 million; 0.439% on the next $1 billion; 0.402% on the next $1 billion; and 0.365% on average daily net assets in excess of $3 billion.This fee is calculated daily and paid monthly.

SSBC also serves as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% on the Fund's average daily net assets up to $250 million; 0.187% on the next $250 million; 0.174% on the next $500 million; 0.161% on the next $1 billion; 0.148% on the next $1 billion and 0.135% on the average daily net assets in excess of $3 billion.This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent.CFTC receives account fees and asset-based fees that vary according to account size and type of account. PFPC is

   19 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the year ended December 31, 2000, the Fund paid transfer agent fees of $3,426,685 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended December 31, 2000, SSB and its affiliates received brokerage commissions of $328,691.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2000, SSB and CFBDS received sales charges of approximately $1,568,000, $615,000 and $561,000 on sales of the Fund's Class A, B and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                    Class A           Class B          Class L
================================================================================
CDSCs                               $27,000        $1,408,000          $55,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each class.

For the year ended December 31, 2000, total Distribution Plan fees were as follows:

                                    Class A           Class B          Class L
================================================================================
Distribution Plan Fees           $8,061,004       $14,809,610       $1,725,203
================================================================================

All officers and one Director of the Fund are employees of SSB.

3.   Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                       $2,765,323,131
--------------------------------------------------------------------------------
Sales                                                            3,248,602,391
================================================================================

At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                   $1,547,337,395
Gross unrealized depreciation                                      (97,831,245)
--------------------------------------------------------------------------------
Net unrealized appreciation                                     $1,449,506,150
================================================================================

4.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5.   Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will

   20 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended December 31, 2000, the Fund did not enter into any written call or put option contracts.

6.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2000, the Fund had no open futures contracts.

7.   Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

   21 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At December 31, 2000, the Fund loaned common stocks having a value of approximately $354,528,126 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
   Australia New Zealand, 6.63% due 1/2/01                         $ 33,415,332
   Bank Brussels Lambert, 6.66% due 1/2/01                           26,305,687
   Bank Brussels Lambert, 6.70% due 1/2/01                           12,086,397
   Bayerische Land, 6.63% due 1/2/01                                 28,438,581
   Credit Suisse, 3.00% due 1/2/01                                    2,843,858
   Credit Suisse, 7.06% due 1/2/01                                   14,965,684
   CS First Boston Corp., 5.00% due 1/2/01                            7,785,180
   Societe General, 6.00% due 1/2/01                                    923,152
   Societe General, 6.63% due 1/2/01                                 29,306,390
   Suntrust Bank, 4.50% due 1/2/01                                    6,847,089
Floating Rate Certificate of Deposit:
   Comerica Bank, 5.86% due 2/14/01                                   9,999,799
Floating Rate Notes:
   AmSouth Bank, 5.73% due 1/25/01                                    7,625,172
   Bank One Corp., 6.68% due 7/2/01                                   5,629,646
   Bear Stearns Co., 6.50% due 9/12/01                                6,631,990
   Bear Stearns Co., 6.61% due 10/30/01                                 202,209
   Bear Stearns Co., 6.65% due 8/10/01                                8,384,632
   Bear Stearns Co., 6.68% due 7/13/01                                3,484,061
   Commerzbank, 5.89% due 3/12/01                                     6,360,678
   First Union, 6.51% due 5/21/01                                     5,252,922
   First Union, 6.63% due 7/27/01                                    12,869,409
   Key Bank Corp., 5.88% due 2/14/01                                 12,002,128
   Natexis Banque, 6.58% due 2/7/01                                  14,800,658
   Natexis Banque, 6.58% due 2/9/01                                     845,264
   Natexis Banque, 6.71% due 2/1/01                                  16,465,736
Commercial Paper:
   American Telephone, 7.46% due 1/12/01                              1,698,875
   Breeds Hill Capital, 6.69% due 1/10/01                             2,616,125
   CXC Inc., 6.66% due 1/5/01                                        21,277,587
   Park Avenue Receivables Corp., 6.66% due 1/8/01                    8,739,863
   Specialized Purchase, 6.70% due 1/16/01                           14,037,589
Repurchase Agreement:
   Warburg Dillon Read, 6.00% due 1/2/01                              4,125,684
Yankee Certificates of Deposit:
   Daichi Kangyo Bank, 6.73% due 1/8/01                               3,227,492
   Daichi Kangyo Bank, 6.75% due 1/18/01                             12,537,000
   Norinchunkin Bank, 6.72% due 1/16/01                              26,758,785
--------------------------------------------------------------------------------
Total                                                              $368,490,654
================================================================================

For the year ended December 31, 2000, income earned by the Fund from securities lending was $440,562.

   22 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8.   Capital Shares

At December 31, 2000, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights except that each class bears expenses specifically related to the distribution of its shares.

At December 31, 2000, total paid-in capital amounted to the following for each class:

                                  Class A            Class B             Class L          Class Y           Class Z
==========================================================================================================================
Total Paid-in Capital         $2,167,337,12       $864,369,044        $193,114,747      $73,825,303      $ 206,511,212
==========================================================================================================================

Transactions in shares of each class were as follows:

                                                              Year Ended                                Year Ended
                                                            December 31, 2000                        December 31, 1999
                                                    -----------------------------------       ---------------------------------
                                                        Shares              Amount               Shares            Amount
===============================================================================================================================
Class A
Shares sold                                           95,633,601       $ 1,469,320,058         32,259,798      $ 515,792,047
Shares issued on reinvestment                         17,457,959           262,154,152         21,772,653       338,497,503
Shares reacquired                                   (103,817,781)       (1,592,384,671)       (35,857,091)      (573,026,713)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase                                           9,273,779       $   139,089,539         18,175,360      $ 281,262,837
===============================================================================================================================
Class B
Shares sold                                           12,732,953       $   192,898,501         23,143,005      $ 369,108,213
Shares issued on reinvestment                          7,013,899           104,650,199         11,127,812        171,184,647
Shares reacquired                                    (41,714,631)         (633,012,715)       (23,923,636)      (378,905,553)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                              (21,967,779)      $  (335,464,015)        10,347,181      $ 161,387,307
===============================================================================================================================
Class L
Shares sold                                            4,560,148       $    68,878,365          5,379,277      $  85,714,397
Shares issued on reinvestment                            893,767            13,318,020            936,337         14,384,326
Shares reacquired                                     (2,661,693)          (40,188,490)        (1,452,941)       (22,982,120)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase                                           2,792,222       $    42,007,895          4,862,673      $  77,116,603
===============================================================================================================================
Class Y
Shares sold                                              481,964       $     7,212,336            877,462      $  13,711,023
Shares issued on reinvestment                                 --                    --                 --                 --
Shares reacquired                                       (666,446)          (10,398,150)          (271,207)        (4,498,182)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                 (184,482)      $    (3,185,814)           606,255      $   9,212,841
===============================================================================================================================
Class Z
Shares sold                                            1,442,743       $    22,058,198          1,127,436      $  17,879,668
Shares issued on reinvestment                          1,471,441            22,094,978          1,913,573         29,779,266
Shares reacquired                                     (2,687,767)          (41,041,198)        (1,934,377)       (30,972,257)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase                                             226,417       $     3,111,978          1,106,632      $  16,686,677
===============================================================================================================================

   23 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares                                    2000(1)        1999(1)        1998(1)      1997            1996
======================================================================================================================
Net Asset Value, Beginning of Year                $15.73         $15.31         $13.92       $12.85          $11.90
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.16           0.15           0.18         0.19            0.19
  Net realized and unrealized gain (loss)          (0.04)          2.08           2.62         3.17            2.09
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.12           2.23           2.80         3.36            2.28
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.15)         (0.14)         (0.18)       (0.20)          (0.19)
  Net realized gains                               (1.15)         (1.67)         (1.23)       (2.09)          (1.14)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                (1.30)         (1.81)         (1.41)       (2.29)          (1.33)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $14.55         $15.73         $15.31       $13.92          $12.85
----------------------------------------------------------------------------------------------------------------------
Total Return                                        0.73%         15.08%         20.45%       26.29%          19.25%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                $3,212         $3,326         $2,959       $2,526          $2,100
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.90%           0.92%          0.95%        0.95%           1.00%
  Net investment income                             1.02           0.96           1.23         1.47            1.52
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               61%            71%            63%          57%             62%
======================================================================================================================

Class B Shares                                    2000(1)        1999(1)        1998(1)      1997            1996
======================================================================================================================
Net Asset Value, Beginning of Year                $15.66         $15.26         $13.88       $12.81          $11.88
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.03           0.03           0.06         0.07            0.08
  Net realized and unrealized gain (loss)          (0.04)          2.06           2.61         3.15            2.08
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (0.01)          2.09           2.67         3.22            2.16
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.03)         (0.02)         (0.06)       (0.06)          (0.09)
  Net realized gains                               (1.15)         (1.67)         (1.23)       (2.09)          (1.14)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                (1.18)         (1.69)         (1.29)       (2.15)          (1.23)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $14.47         $15.66         $15.26       $13.88          $12.81
----------------------------------------------------------------------------------------------------------------------
Total Return                                       (0.12)%         4.19%         19.52%       25.31%          18.29%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                $1,305         $1,755         $1,553       $1,410          $1,134
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.69%          1.70%          1.73%        1.73%           1.78%
  Net investment income                             0.23           0.17           0.44         0.68            0.74
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               61%            71%            63%          57%             62%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

   24 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class L Shares                                    2000(1)        1999(1)        1998(1)(2)     1997          1996
======================================================================================================================
Net Asset Value, Beginning of Year                $15.65         $15.26         $13.88       $12.81          $11.88
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.03           0.03           0.06         0.09            0.09
  Net realized and unrealized gain (loss)          (0.03)          2.05           2.61         3.13            2.08
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                          --           2.08           2.67         3.22            2.17
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.03)         (0.02)         (0.06)       (0.06)          (0.10)
  Net realized gains                               (1.15)         (1.67)         (1.23)       (2.09)          (1.14)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                (1.18)         (1.69)         (1.29)       (2.15)          (1.24)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $14.47         $15.65         $15.26       $13.88          $12.81
----------------------------------------------------------------------------------------------------------------------
Total Return                                       (0.07)%        14.12%         19.52%       25.31%          18.34%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $189,725       $161,491        $83,215      $47,872         $25,505
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.72%          1.71%          1.73%        1.73%           1.77%
  Net investment income                             0.20           0.18           0.44         0.68            0.75
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               61%            71%            63%          57%             62%
======================================================================================================================

/(1)/ Per share amounts have been calculated using the monthly average shares method.
/(2)/  On June 12, 1998 Class C shares were renamed Class L shares.

   25 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares                                    2000(1)        1999(1)        1998(1)      1997          1996(2)
======================================================================================================================
Net Asset Value, Beginning of Year                $15.69         $15.28         $13.93       $12.86          $12.10
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.20           0.21           0.24         0.27            0.23
  Net realized and unrealized gain (loss)          (0.02)          2.07           2.63         3.14            1.89
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.18           2.28           2.87         3.41            2.12
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.20)         (0.20)         (0.29)       (0.25)          (0.22)
  Net realized gains                               (1.15)         (1.67)         (1.23)       (2.09)          (1.14)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                (1.35)         (1.87)         (1.52)       (2.34)          (1.36)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $14.52         $15.69         $15.28       $13.93          $12.86
----------------------------------------------------------------------------------------------------------------------
Total Return                                        1.07%         15.40%         20.93%       26.70%          17.65%++
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $88,870        $98,920        $87,041      $56,302         $73,196
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          0.58%          0.57%          0.59%        0.59%           0.66%+
  Net investment income                             1.34           1.30           1.59         1.79            2.06+
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               61%            71%            63%          57%             24%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from January 30, 1996 (inception date) to December 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

   26 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Z Shares                                    2000(1)        1999(1)        1998(1)      1997            1996
======================================================================================================================
Net Asset Value, Beginning of Year                $15.71         $15.29         $13.94       $12.87          $11.91
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.20           0.21           0.24         0.24            0.24
  Net realized and unrealized gain (loss)          (0.02)          2.08           2.63         3.18            2.09
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.18           2.29           2.87         3.42            2.33
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.20)         (0.20)         (0.29)       (0.26)          (0.23)
  Net realized gains                               (1.15)         (1.67)         (1.23)       (2.09)          (1.14)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                (1.35)         (1.87)         (1.52)       (2.35)          (1.37)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $14.54         $15.71         $15.29       $13.94          $12.87
----------------------------------------------------------------------------------------------------------------------
Total Return                                        1.07%         15.46%         20.91%       26.72%          19.66%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $251,017       $267,640       $243,609     $194,070        $153,034
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          0.58%          0.58%          0.59%        0.59%           0.64%
  Net investment income                             1.34           1.30           1.59         1.82            1.88
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               61%            71%            63%          57%             62%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------
For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

     .    A corporate dividends received deduction of 58.41%.
     .    Total long-term capital gains distributions paid of $332,914,644.

   27 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of the Smith Barney Appreciation Fund
Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Appreciation Fund Inc. as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Appreciation Fund Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP

New York, New York
February 9, 2001

   28 Smith Barney Appreciation Fund Inc. | 2000 Annual Report to Shareholders

SMITH BARNEY
APPRECIATION FUND

DIRECTORS
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Harry D. Cohen
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISOR
SSB Citi Fund Management LLC

DISTRIBUTORS
Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Appreciation Fund Inc.
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Appreciation Fund Inc., but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY APPRECIATION FUND INC.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

                        www.smithbarney.com/mutualfunds

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD0312 2/01